Exhibit 10.11

PROMISSORY NOTE

$70,455,000.00	New York, New York
December 27, 2012

FOR VALUE RECEIVED, INLAND DIVERSIFIED LAS VEGAS CENTENNIAL CENTER, L.L.C., a Delaware limited liability company, as maker, having an address at c/o Inland Diversified Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523  (together with its permitted successors and assigns, collectively, “Borrower”), hereby unconditionally promises to pay to the order of CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., a Delaware limited partnership, as lender, having an address at 110 East 59th Street, New York, New York 10022 (together with its successors and assigns, collectively, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of SEVENTY MILLION FOUR HUNDRED FIFTY-FIVE THOUSAND and 00/100 DOLLARS ($70,455,000.00), or so much thereof as is advanced pursuant to that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may be amended, modified, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time, this “Note”) at the Interest Rate (as defined in the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement.  All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1:  PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note and all other amounts due under the Loan Agreement and other Loan Documents from time to time outstanding without relief from valuation and appraisement laws at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Loan Agreement and other Loan Documents shall be due and payable, in all events, on the Maturity Date.

ARTICLE 2:  DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender, if any payment required in this Note is not paid (a) on or prior to the date when due, (b) on the Maturity Date or (c) on the happening of any other Event of Default.

ARTICLE 3:  LOAN DOCUMENTS

This Note is secured by that certain Deed of Trust and Security Agreement, dated as of the date hereof, securing the Loan (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Security Instrument”) and the other Loan Documents.  All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents are hereby made part of this

Note to the same extent and with the same force as if they were fully set forth herein.  In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4:  SAVINGS CLAUSE

Notwithstanding anything to the contrary contained herein, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender or if there is no such outstanding indebtedness, shall promptly be returned to Borrower.

ARTICLE 5:  NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6:  WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind.  No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender and any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents.  No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents.  If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability.  If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternate or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.  Nothing in the foregoing two sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, as applicable, which may be set forth in the Loan Agreement, the Security Instrument or any other Loan Document.

ARTICLE 7:  TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights and obligations herein or under Legal Requirements given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8:  EXCULPATION

The provisions of Section 3.1 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9:  GOVERNING LAW

This Note shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

ARTICLE 10:  NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11:  JOINT AND SEVERAL LIABILITY

If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note.

ARTICLE 12:  STATE SPECIFIC PROVISIONS

Any grace period provided for in this Note shall run concurrently with the 35 day statutory cure period under NRS 107.080(2)(a)(2).

[THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note as of the day and year first above written.

BORROWER:	INLAND DIVERSIFIED LAS VEGAS CENTENNIAL CENTER, L.L.C., a Delaware limited liability company

	By:	Inland Territory, L.L.C.,
a Delaware limited liability company, its sole member

		By:	Inland Territory Member, L.L.C.,
a Delaware limited liability company,
its managing member

			By:	Inland Diversified Real Estate Trust, Inc.,
a Maryland corporation, its sole member

				By:	/s/ Marcia L. Grant_
Name: Marcia L. Grant
Title: Assistant Secretary

[Signature Page – Promissory Note – Centennial Center]